GuidePath Conservative Income Fund
Schedule of Investments
June 30, 2026 (Unaudited)

INVESTMENT COMPANIES - 44.9%	Shares		Value
Domestic Fixed Income Funds - 44.9%
State Street SPDR Bloomberg Investment Grade Floating Rate ETF (a)	428,039		$ 13,205,003
TOTAL INVESTMENT COMPANIES (Cost $13,197,393)			13,205,003

U.S. TREASURY SECURITIES - 5.9%	Par		Value
U.S. Treasury Notes
0.88%, 09/30/2026	750,000		744,616
1.25%, 11/30/2026	500,000		494,539
2.50%, 03/31/2027	500,000		494,451
TOTAL U.S. TREASURY SECURITIES (Cost $1,736,936)			1,733,606

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 49.1%	Shares		Value
JPMorgan U.S. Government Money Market Fund - Class IM, 3.59% (a)(b)	14,424,558		14,424,558
TOTAL MONEY MARKET FUNDS (Cost $14,424,558)			14,424,558

TOTAL INVESTMENTS - 99.9% (Cost $29,358,887)			29,363,167
Other Assets in Excess of Liabilities - 0.1%		0.00098	28,798
TOTAL NET ASSETS - 100.0%			$ 29,391,965

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.